            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Registration Statement on Form N-4 of the Polaris Plus Variable Annuity for Variable Annuity Account Seven of SunAmerica Annuity and Life Assurance Company of our report dated April 25, 2012, relating to the consolidated financial statements of SunAmerica Annuity and Life Assurance Company at December 31, 2011 and 2010, and for each of the three years in the period ended December 31, 2011. We also consent to the use in such Registration Statement of our report dated April 25, 2012, relating to the statements of assets and liabilities, including the schedules of portfolio investments, of Variable Annuity Account Seven at December 31, 2011, the related statements of operations for the year then ended, and the related statements of changes in net assets for the year ended December 31, 2011, for the periods indicated in the eight months ended December 31, 2010 and for the year ended April 30, 2010. We also consent to the use in such Registration Statement of our report dated April 25, 2012, relating to the statutory statements of admitted assets and liabilities, capital and surplus of American Home Assurance Company as of December 31, 2011 and 2010, and the related statutory statements of income and changes in capital and surplus, and of cash flow for the three years in the period ended December 31, 2011. We also consent to the incorporation by reference in such Registration Statement of our report dated February 23, 2012, relating to the financial statements, financial statement schedules and the effectiveness of internal control over financial reporting, which report appears in the Annual Report on Form 10-K dated February 23, 2012 of American International Group, Inc. We also consent to the reference to us under the heading "Financial Statements" in such Registration Statement.



/s/ PricewaterhouseCoopers LLP
Los Angeles, California
April 25, 2012

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form N-4 of the Polaris Plus Variable Annuity for Variable Annuity Account Seven of the SunAmerica Annuity and Life Assurance Company of our report dated 24 February 2012 relating to the consolidated financial statements of AIA Group Limited which appears in American International Group's Amendment No. 1 on Form 10-K/A. We also consent to the reference to us under the heading "Financial Statements" in such Registration Statement.



/s/ PricewaterhouseCoopers
Hong Kong
25 April 2012